                                                                    EXHIBIT 10.9

                      MASTER CONSULTING SERVICES AGREEMENT


THIS MASTER CONSULTING SERVICES AGREEMENT (this "Agreement"), made and entered into this 21 day of December, 1999 ("Effective Date"), by and between SeraNova, Inc. and Intelligroup, Inc. collectively (hereinafter "SeraNova"), New Jersey corporations, and Mueller/Shields (hereinafter "Consultant"), a California corporation:

Recitals:

Consultant represents that it has expertise in the area of sales, marketing, training, and strategic planning, and is ready, willing, and able to provide consulting assistance to SeraNova on the terms and conditions set forth herein; and

SeraNova, in reliance on Consultant's representations, is willing to engage Consultant as an independent contractor, and not as an employee, on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the obligations herein made and undertaken, the parties, intending to be legally bound, hereby agree as follows:

SECTION 1.  SCOPE OF SERVICES

1.1 Consultant shall provide consulting services (the "Services") as set forth in the Intelligroup, Inc. Integrated Sales and Marketing Program for NewCo Proposal Version 2.4 dated October 12, 1999 (the "Proposal") and submitted by Consultant to SeraNova. Consultant shall render such Services and deliver the required reports and other deliverables ("Deliverables") in accordance with the timetable and milestones set forth in Exhibit A and the Proposal. In the event Consultant anticipates at any time that it will not reach one or more milestones or complete one or more assignments within the prescribed timetable, Consultant shall immediately so inform SeraNova by written notice, submit proposed revisions to the timetable and milestones that reflect Consultant's best estimates of what can realistically be achieved, and continue to work under the original timetable and milestones until otherwise directed by SeraNova. Consultant shall also prepare and submit such further reports of its performance and its progress as set forth in the Proposal and as SeraNova may reasonably request from time to time.

1.2 Consultant shall provide and make available to SeraNova such resources as shall be necessary to perform the Services called for by this Agreement. Such resources shall include the key employees (Key employees) named by the parties and listed in Exhibit B, as amended in writing by the parties from time to time. If any such Key Employee leaves the employ of Consultant during the term of this Agreement for any reason or is unavailable to continue work at the specified level of commitment (full-time, X number of hours/week, etc.) called for herein, and if substitute individuals acceptable to SeraNova are not available to continue the work within 5 business days, SeraNova shall have the right to terminate this Agreement pursuant to Section 2.2 hereof.

1.3 SeraNova shall, within 10 business days of receipt of each Deliverable submitted to SeraNova, advise Consultant of SeraNova's acceptance or rejection of such Deliverable. Any rejection shall specify the nature and scope of the deficiencies in such Deliverable. Consultant shall, upon receipt of such rejection, act diligently, but in no event later than 10 business days to correct such deficiencies.

1.4 All work shall be performed in a workmanlike and professional manner by employees of Consultant having a level of skill and experience in the area commensurate with the requirements of the scope of work to be performed. Consultant shall make sure its employees at all times observe security and safety policies of SeraNova while on SeraNova's site.

1.5 SeraNova and Consultant shall develop appropriate administrative procedures to apply to Consultant's personnel. SeraNova shall periodically prepare an evaluation of the performance of Consultant's personnel.

1.6 SeraNova may interview the Consultant's personnel assigned to SeraNova's work. Consultant shall have the right, at any time, to request removal of any employee(s) of Consultant whom SeraNova deems to be unsatisfactory. Upon such request, Consultant shall use its best efforts to promptly replace such employee(s) with substitute employee(s) having appropriate skills and training within two business days.

1.7 Anything herein to the contrary notwithstanding, the parties hereby acknowledge and agree that SeraNova shall have no right to control the manner, means, or method by which Consultant performs the Services called for by this Agreement. Rather, SeraNova shall be entitled only to direct Consultant with respect to the elements of Services to be performed by Consultant and the results to be derived by SeraNova, to inform Consultant as to where and when such Services shall be performed, and to review and assess the performance of such Services by Consultant for the limited purposes of assuring that such Services have been performed and confirming that such results were satisfactory.

SECTION 2.  TERM OF AGREEMENT

2.1 This Agreement shall commence on the Effective Date, and unless modified by mutual agreement of the parties or terminated earlier pursuant to the terms of this Agreement, shall continue until the satisfactory completion of the Services.

2.2 This Agreement may be terminated by either party upon sixty (60) business days' prior written notice, if the other party breaches any term hereof and the breaching party fails to cure such breach within such sixty (60) business day period.

2.3 This Agreement may be terminated by SeraNova at its discretion upon thirty (30) business days' prior written notice.

2.4 Upon termination of this Agreement for any reason, SeraNova shall pay the Consultant for all services performed in accordance with the Milestone Payment Schedule as well as the Cancellation Fee specified in Exhibit A. Consultant shall promptly return to SeraNova all copies of any SeraNova data, records, or materials of whatever nature or kind, including all materials incorporating the proprietary information of SeraNova and all work for hire pursuant to this Agreement. Consultant shall furnish to SeraNova all works in progress or portions thereof, including all incomplete work.

2.5 In the event of termination, Consultant will assist SeraNova in the orderly termination of the Services and/or any applicable attachments hereto, and the transfer of all items and Work Product (defined below), tangible and intangible, as may be necessary for the orderly, non-disrupted business continuation of Consultant; and shall promptly deliver to SeraNova, upon the expiration or termination of all or part of the Services, complete and correct copies of all Work Product (including any related source code) in the form and on the media in use as of the date of such expiration or termination.

2.6 Upon termination by SeraNova, SeraNova shall have no liability for any payments accruing for Services performed after the termination date.

SECTION 3.  FEES, EXPENSES AND PAYMENT

3.1 In consideration of the Services to be performed by Consultant, SeraNova shall, within thirty (30) days of receipt of an invoice for each milestone, as set forth in the Milestone Payment Schedule in Exhibit A attached hereto, pay Consultant the fees due pursuant to such Milestone Payment Schedule, as well as provide the Shared Risk/Shared Reward Compensation and Stock Options in Exhibit A.

3.2 In the event Consultant terminates this Agreement because of a material breach by SeraNova, Consultant shall be entitled to a pro rata payment for work in progress based on the percentage of work then completed as well as the Cancellation Fees in Exhibit A. No such pro rata payment shall be made if SeraNova terminates this Agreement because of a breach of Consultant.

3.3 Consultant agrees that the fees and charges for any follow-on or additional work not included in the Proposal attached hereto shall be performed at the lesser of (1) Consultant's then-current rates for such work as charged to Consultant's most favored customer receiving similar services, or (2) the rates applicable to the scope of work fixed by this Agreement, including any discount previously applied to the work set forth in the proposal. In the event any payment is delinquent under this Agreement, all amounts due and owing shall accrue interest at eight percent per annum.

SECTION 4. CONSULTANT PERSONNEL

4.1 Consultant shall bear sole responsibility for payment of compensation to its personnel. Consultant shall pay and report, for all personnel assigned to SeraNova's work, federal and state income tax withholding, social security taxes, and unemployment insurance applicable to such personnel as employees of Consultant. Consultant shall bear sole responsibility for any health or disability insurance, retirement benefits, or other welfare or pension benefits (if any) to which such personnel may be entitled. Consultant agrees to defend, indemnify and hold harmless SeraNova, SeraNova's officers, directors, employees and agents, and the administrators of SeraNova's benefit plans from and against any claims, liabilities or expenses relating to such compensation, tax, insurance or benefit matters; provided that SeraNova shall promptly notify Consultant of each such claim when and as it comes to SeraNova's attention. SeraNova shall cooperate with Consultant in the defense and resolution of such claims, and SeraNova shall not settle or otherwise dispose of such claims without Consultant's prior written consent; such consent not to be unreasonably withheld.

4.2 Notwithstanding any other workers' compensation or insurance policies maintained by SeraNova, Consultant shall procure and maintain workers' compensation coverage sufficient to meet the statutory requirements of every state where Consultant's personnel assigned to SeraNova's work are located.

4.3 Consultant shall obtain and maintain in effect written agreements with each of its personnel who participate in any of SeraNova's work hereunder. Such agreements shall contain terms sufficient for Consultant to comply with all provisions of this Agreement.

4.4 As neither Consultant nor its personnel are SeraNova's employees, SeraNova shall not take any action or provide Consultant's personnel with any benefits or commitments inconsistent with any of such undertakings by Consultant. In particular, SeraNova will not withhold FICA (Social Security) from Consultant's payments; make state or federal unemployment insurance contributions on behalf of Consultant or its personnel; withhold state and federal income tax from payment to Consultant; make disability insurance contributions on behalf of Consultant; and obtain workers' compensation insurance on behalf of Consultant or its personnel.


SECTION 5.  INTELLECTUAL PROPERTY RIGHTS

5.1 All rights, titles and interests in and to the programs, systems, data, reports, audio and video materials, databases, or other materials used or produced by Consultant in the performance of the Services called for in this Agreement, including any modifications, enhancements, or derivative works thereof, shall remain or become the property of Consultant.

5.2 All rights, titles and interests in and to all Deliverables and other materials provided pursuant to this Agreement, including all rights in copyrights, research, databases created specifically for SeraNova, domain names and internet addresses, or other intellectual property rights pertaining thereto ("Work Product"), shall be held by SeraNova, and all Work Product shall, to the extent possible, be considered works made by Consultant for hire for the benefit of SeraNova. Consultant shall mark all Work Product with SeraNova's copyright or other proprietary notices as directed by SeraNova and shall take all actions deemed necessary by SeraNova to protect SeraNova's rights therein. In the event that the Work Product does not constitute work made by Consultant for hire for the benefit of SeraNova under applicable law, or in the event that Consultant otherwise retains any rights to any Work Product, Consultant agrees to assign, and upon creation thereof hereby automatically assigns, all rights, titles, and interests in and to such Work Product to SeraNova, without further consideration. Consultant agrees to execute any documents of assignment or registration of copyright requested by SeraNova respecting any and all Work Product.

5.3 All rights, titles and interests in and to any programs, systems, data, and materials furnished to Consultant by SeraNova are and shall remain the property of SeraNova.

5.4 Notwithstanding the above, neither party shall be prevented from making use of know-how and principles learned or experience gained of a non-proprietary and non-confidential nature.

SECTION 6.  CONFIDENTIAL INFORMATION

6.1 Consultant acknowledges that in order to perform the Services called for in this Agreement, it shall be necessary for SeraNova to disclose to Consultant certain trade secret(s) or other confidential and proprietary information that has been developed by SeraNova at great expense and that required considerable effort of skilled professionals ("Confidential Information"). As used herein, the term Confidential Information shall mean any scientific or technical data, marketing or strategic business information, design, process, procedure, formula, methodology, or improvement that is commercially valuable to SeraNova and not generally known in the industry. Confidential Information shall not include information which is:

                  a. independently developed by Consultant or already known by Consultant prior to Consultant's receipt of Confidential Information and without violating its obligations hereunder or any of SeraNova's proprietary rights;

                  b. publicly known (other than through unauthorized disclosure by Consultant);

                  c. disclosed by SeraNova to a third party without any obligation of confidentiality; or

                  d. required to be disclosed by Consultant pursuant to any applicable law or order of court (provided that consultant shall provide reasonable prior written notice to SeraNova of such disclosure).

         Consultant agrees that it shall not disclose, transfer, use, copy, or allow access to any such Confidential Information to any employees or to any third parties, except for those who have a need to know such Confidential Information in order to accomplish the requirements of this Agreement and who are bound by contractual obligations of confidentiality and limitation of use sufficient to give effect to this Section 6. Consultant further acknowledges that the Work Product will of necessity incorporate such Confidential Information. In no event shall Consultant disclose any such Confidential Information to any competitors of SeraNova or to third parties generally.

6.2 The parties agree to hold the nature and terms of this Agreement as Confidential Information and Consultant shall not disclose the nature of the effort undertaken for SeraNova or the terms of this Agreement to any other person or entity, except as may be necessary to fulfill Consultant's obligations hereunder, or as required by law.

6.3 Consultant shall not at any time use SeraNova's name or any SeraNova trademark(s) or trade name(s) in any advertising or publicity without the prior written consent of SeraNova.

6.4 The obligations set forth in this Section shall survive termination of this Agreement and continue for so long as the relevant information remains proprietary or Confidential Information.

SECTION 7.  WARRANTIES

7.1      Consultant warrants that:

                  a. Consultant's performance of the Services called for by this Agreement do not and shall not violate any applicable law, rule, or regulation; any contracts with third parties; or any third-party rights in any patent, trademark, copyright, trade secret, or similar right; and

                  b. Consultant is the lawful owner or licensee of any software programs or other materials used by Consultant in the performance of the Services called for in this Agreement and has all rights necessary to convey to SeraNova the unencumbered ownership of Work Product.

                  b. Consultant warrants that all SeraNova data and information in Consultant's possession or accessible by Consultant are and shall remain the property of SeraNova. The SeraNova data and information shall not be: (i) used by Consultant other than in connection with providing the Services; (ii) disclosed, sold, assigned, leased or otherwise provided to third parties by Consultant; or (iii) commercially exploited by or on behalf of Consultant or any other third party.

                  d. Consultant warrants that it shall establish and maintain safeguards against the destruction, loss, alteration or unauthorized disclosure of the SeraNova data and information in Consultant's possession in accordance with SeraNova's security standards as notified by SeraNova to Consultant from time to time, including use of secure passwords and login IDs.

SECTION 8.  INDEMNIFICATION AND EXCLUSION OF DAMAGES

8.1 Consultant hereby indemnifies and agrees to hold harmless SeraNova from and against any and all claims, demands, and actions, and any liabilities, damages, or expenses resulting therefrom, including court costs and reasonable attorney fees, arising out of or relating to the Services performed by Consultant hereunder or any breach of the warranties made by Consultant pursuant to Section 8 hereof. Consultant's obligations under this Section 9.1 shall survive the termination of this Agreement for any reason. SeraNova agrees to give Consultant prompt notice of any such claim, demand, or action and shall, to the extent SeraNova is not adversely affected, cooperate fully with Consultant in defense and settlement thereof.

8.2 EXCEPT IN THE EVENT OF BREACH OF SECTIONS 5, 7, 8, OR 9.1, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES WHETHER ARISING UNDER CONTRACT, WARRANTY, OR TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR ANY OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER SUCH PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.


SECTION 9.  NON-COMPETITION

9.1 Consultant hereby agrees that during the term of this Agreement and for a period of twelve (12) months thereafter it will not directly or indirectly offer substantially similar services to another entity that develops, offers, or provides Internet or Enterprise Information Portal ("EIP") services to substantially the same or similar markets as SeraNova, as described in the Proposal, without SeraNova's prior written consent.

SECTION 10.  MISCELLANEOUS

10.1 Consultant shall not assign, transfer, or subcontract this Agreement or any of its obligations hereunder without the prior written consent of SeraNova; provided, however, that Consultant may assign its right to receive payments hereunder to such third parties as Consultant may designate by written notice to SeraNova.

10.2 This Agreement shall be governed and construed in all respects in accordance with the laws of the State of New Jersey as they apply to a contract executed, delivered and performed solely in such State.

10.3 The parties are and shall be independent contractors to one another, and nothing herein shall be deemed to cause this Agreement to create an agency, partnership, or joint venture between the parties. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between SeraNova and either Consultant or any employee or agent of Consultant.

10.4 Consultant shall, at is sole expense, obtain and carry in full force and effect, during the term of this Agreement, insurance coverage of the types and in the amounts listed in Exhibit A. Upon the request of SeraNova, Consultant shall provide SeraNova with evidence satisfactory to SeraNova of such insurance.

10.5 All remedies available to either party for one or more breaches by the other party are and shall be deemed cumulative and may be exercised separately or concurrently without waiver of any other remedies. The failure of either party to act in a breach of this Agreement by the other shall not be deemed a waiver of such breach or a waiver of future breaches, unless such waiver shall be in writing and signed by the party against whom enforcement is sought.

10.6 All notices required or permitted hereunder shall be in writing addressed to the respective parties as set forth below, unless another address shall have been designated, and shall be delivered by hand or by registered or certified mail, postage prepaid.

10.7 This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior representations, proposals, discussions, and communications, whether oral or in writing. This Agreement may be modified only in writing and shall be enforceable in accordance with its terms when signed by the party sought to be bound.

10.8 The parties covenant and agree that, subsequent to the Effective Date and without any additional consideration, each of the parties shall execute and deliver any further legal instruments and perform any acts which are or may become necessary to effectuate the purposes of this Agreement.


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
10.9 In the event of a conflict or an inconsistency between this Agreement, the Proposal, and any Exhibit attached hereto, the Exhibit shall govern this Agreement and this Agreement shall govern the Proposal.

10.10 Any dispute or controversy arising under or relating to this Agreement or the relationship between the parties created by this Agreement shall be resolved by final and binding arbitration under the auspices of the American Arbitration Association. The parties shall have the right to conduct reasonable discovery and the hearing shall be held as promptly as possible. In the event any legal action is necessary to enforce or interpret this Agreement, the prevailing party shall recover all costs and attorneys' fees.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, on the date and year first above written.


[SeraNova]                                          [Mueller/Shields]


By:  /s/ Raj Koneru                                 By:  /s/ Phyllis L. Mueller
     ---------------------                               ----------------------
Raj Koneru                                          Phyllis L. Mueller
Title:                                              Title:  CEO, Mueller/Shields
CEO, SeraNova, Inc.
Address for correspondence:                         Address for correspondence:
499 Thornall Street                                 15225 Alton Parkway
Edison, NJ 08837                                    Building 100
                                                    Irvine, CA 92618

                            EXHIBIT A - DELIVERABLES

MONTH                              SCHEDULE OF WORK
October 1999       -        Kickoff meeting
                   -        Assign M/S team members
                   -        Develop and finalize the research strategy and questionnaire
                   -        Start research interviews
                   -        Develop Class "A" lead definition, lead distribution protocol, lead form, and lead generation questionnaire
                   -        IT setup for marketing database
                   -        List purchase and prospect database build
                   -        Weekly reporting

November 1999      -        Continue with research questionnaire interviews
                   -        Data entry of research interviews
                   -        Begin the development of the sales training program
                   -        Interim market research analysis and report
                   -        Begin development on corporate brochure
                   -        Begin creative development for corporate identity program
                   -        Begin creative development for marketing programs (direct mail, seminar program, and advertising)
                   -        Begin the telecontact demand generation program
                   -        Monthly review meeting
                   -        Develop lead tracking/pipeline report and system

December 1999      -        Complete research questionnaire interviews and data entry
                   -        Code, tabulate, and analysis market data
                   -        Develop market research report and recommendations
                   -        Present market research findings
                   -        Complete creative development of corporate identity program
                   -        Finalize copy for corporate brochure
                   -        Begin development of planning guide
                   -        Develop initial creatives for the marketing programs and begin the market testing
                   -        Begin the prospect database build for the seminar and direct marketing programs
                   -        Final selection of seminar sites
                   -        Continue development of the sales training program
                   -        Continue the telecontact demand generation program
                   -        Continue lead tracking/pipeline report
                   -        Program management
                   -        Weekly reporting
                   -        Monthly status review meeting

MONTH                                         SCHEDULE OF WORK

January 2000                -        Finalize planning guide
                            -        Print corporate brochure
                            -        Develop the collateral carrier and envelope
                            -        Begin development of data sheets
                            -        Begin development
                                     of proposal template program
                            -        Complete the sales
                                     training materials
                            -        Continue development of the
                                     sales training program
                            -        Complete market testing of
                                     creatives and finalize the creatives
                            -        Review creatives for the marketing programs (direct mail, advertising, and seminar programs)
                            -        Finalize the prospect database build for seminar and direct mail programs
                            -        Continue the telecontact demand generation program
                            -        Continue lead tracking/pipeline report
                            -        Program management
                            -        Weekly reporting
                            -        Monthly status review meeting


February 2000               -        Print the planning guide
                            -        Print the collateral carrier and envelope
                            -        Finalize copy and creative for data sheets
                            -        Complete development of the white papers
                            -        Complete development of proposal template program
                            -        Develop and finalize telecontact scripts for the direct marketing and seminar programs
                            -        Continue development of the sales training program
                            -        Finalize all creatives for marketing programs
                            -        Mail invitations for the first seminar
                            -        Begin telecontact program in support of the seminar program
                            -        Begin seminar confirmation and reminder programs
                            -        Trade show consulting
                            -        Implement wave 1A of direct marketing program
                            -        Begin telecontact program in support of the direct marketing program
                            -        Develop and implement collateral fulfillment program
                            -        Begin lead qualification, distribution, and reporting
                            -        Continue lead tracking/pipeline report
                            -        Program management
                            -        Weekly reporting
                            -        Monthly status review meeting

MONTH                                    SCHEDULE OF WORK
March 2000                  -        On-site management and setup of first seminar
                            -        First seminar held
                            -        Qualify and distribute all leads from the seminar
                            -        Mail invitations for the second seminar
                            -        Continue telecontact program in support of the seminar program
                            -        Continue seminar confirmation and reminder programs
                            -        Continue telecontact program in support of the direct marketing program
                            -        Continue collateral fulfillment program
                            -        Continue lead qualification, distribution, and reporting
                            -        Continue lead tracking/pipeline report
                            -        Deliver first sales training class
                            -        Program management
                            -        Weekly reporting
                            -        Monthly status review meeting


April 2000                  -        On-site management and setup of second seminar
                            -        Second seminar held
                            -        Qualify and distribute all leads from the seminar
                            -        Mail invitations for the third seminar
                            -        Continue telecontact program in support of the seminar program
                            -        Continue seminar confirmation and reminder programs
                            -        Implement wave 1B of direct marketing program
                            -        Continue telecontact program in support of the direct marketing program
                            -        Continue collateral fulfillment program
                            -        Continue lead qualification, distribution, and reporting
                            -        Continue lead tracking/pipeline report
                            -        Program management
                            -        Weekly reporting
                            -        Monthly status review meeting


May 2000                    -        On-site management and setup of third seminar
                            -        Third seminar held
                            -        Qualify and distribute all leads from the seminar
                            -        Mail invitations for the fourth seminar
                            -        Continue telecontact program in support of the seminar program
                            -        Continue seminar confirmation and reminder programs
                            -        Continue telecontact program in support of the direct marketing program
                            -        Continue collateral fulfillment program
                            -        Continue lead qualification, distribution, and reporting
                            -        Continue lead tracking/pipeline report
                            -        Program management
                            -        Weekly reporting

MONTH                                       SCHEDULE OF WORK
                            -        Monthly status review meeting

MONTH                                       SCHEDULE OF WORK

June 2000                   -        Implement wave 2A of direct marketing program
                            -        On-site management and setup of fourth seminar
                            -        Fourth seminar held
                            -        Qualify and distribute all leads from the seminar
                            -        Continue seminar confirmation and reminder programs
                            -        Continue telecontact program in support of the direct marketing program
                            -        Continue collateral fulfillment program
                            -        Continue lead qualification, distribution, and reporting
                            -        Conduct sales training course
                            -        Program management
                            -        Weekly reporting
                            -        Monthly status review meeting


July 2000                   -        Continue telecontact program in support of the direct marketing program
                            -        Continue collateral fulfillment program
                            -        Continue lead qualification, distribution, and reporting
                            -        Continue lead tracking/pipeline report
                            -        Program management
                            -        Weekly reporting
                            -        Monthly status review meeting


August 2000                 -        Continue telecontact program in support of the direct marketing program
                            -        Continue collateral fulfillment program
                            -        Continue lead qualification, distribution, and reporting
                            -        Continue lead tracking/pipeline report
                            -        Program management
                            -        Weekly reporting
                            -        Monthly status review meeting


September 2000              -        Implement wave 2B of direct marketing program
                            -        Continue telecontact program in support of the direct marketing program
                            -        Continue collateral fulfillment program
                            -        Conduct sales training course
                            -        Continue lead qualification, distribution, and reporting
                            -        Continue lead tracking/pipeline report
                            -        Conduct sales training course
                            -        Program management
                            -        Weekly reporting
                            -        Monthly status review meeting


October 2000                -        Conduct sales training course
                            -        Continue telecontact program in support of the direct marketing program

MONTH                                       SCHEDULE OF WORK
                            -        Continue collateral fulfillment program
                            -        Continue lead qualification, distribution, and reporting
                            -        Continue lead tracking/pipeline report
                            -        Program management
                            -        Weekly reporting
                            -        Monthly status review meeting

MONTH                                       SCHEDULE OF WORK
November 2000               -        Continue telecontact program in support of the direct marketing program
                            -        Continue collateral fulfillment program
                            -        Conduct sales training course
                            -        Continue lead qualification, distribution, and reporting
                            -        Continue lead tracking/pipeline report
                            -        Program management
                            -        Weekly reporting
                            -        Monthly status review meeting


December 2000               -        Continue telecontact program in support of the direct marketing program
                            -        Continue collateral fulfillment program
                            -        Conduct sales training course
                            -        Continue lead qualification, distribution, and reporting
                            -        Continue lead tracking/pipeline report
                            -        Program management
                            -        Weekly reporting
                            -        Monthly status review meeting

                       SERANOVA MILESTONE PAYMENT SCHEDULE

 --------------------------------------------------------------------------------------------
                                 MILESTONE PAYMENT SCHEDULE
 ------------------------------- -------------------------------- ---------------------------
          INVOICE DATE                     PAYMENT DUE            MONTHLY MILESTONE PAYMENT
                                                                           SCHEDULE
 ------------------------------- -------------------------------- ---------------------------
 October 1, 1999                 Deposit Due Upon Receipt                   $294,905
 ------------------------------- -------------------------------- ---------------------------
 November 1, 1999                November 30, 1999                          $503,630
 ------------------------------- -------------------------------- ---------------------------
 December 1, 1999                December 31, 1999                          $401,465
 ------------------------------- -------------------------------- ---------------------------
 January 15, 2000                February 15, 2000                          $520,000
 ------------------------------- -------------------------------- ---------------------------
 February 1, 2000                February 29, 2000                          $520,000
 ------------------------------- -------------------------------- ---------------------------
 March 1, 2000                   March 31, 2000                             $560,000
 ------------------------------- -------------------------------- ---------------------------
 April 15, 2000                  May 15, 2000                               $644,714
 ------------------------------- -------------------------------- ---------------------------
 May 1, 2000                     May 31, 2000                               $573,915
 ------------------------------- -------------------------------- ---------------------------
 June 1, 2000                    June 30, 2000                              $232,041
 ------------------------------- -------------------------------- ---------------------------
 July 1, 2000                    July 31, 2000                                    --
 ------------------------------- -------------------------------- ---------------------------
 August 1, 2000                  August 31, 2000                                  --
 ------------------------------- -------------------------------- ---------------------------
 September 1, 2000               September 30, 2000                               --
 ------------------------------- -------------------------------- ---------------------------
 October 1, 2000                 October 31, 2000                                 --
 ------------------------------- -------------------------------- ---------------------------
 November 1, 2000                November 30, 2000                                --
 ------------------------------- -------------------------------- ---------------------------
 December 1, 2000                December 31, 2000                                --
 ---------------------------------------------------------------- ---------------------------
 TOTAL PROGRAM INVESTMENT                                                 $4,250,670
 ---------------------------------------------------------------- ---------------------------

                     SHARED RISK/SHARED REWARD COMPENSATION


Mueller/Shields will receive additional compensation based on the actual quarterly revenues generated in the United States by SeraNova according to the schedule below.

The quarterly revenue goals (generated in the United States) on which this compensation will be based:

         Q1 2000           $12,070,000
         Q2 2000           $15,964,000
         Q3 2000           $19,345,000
         Q4 2000           $23,821,000

The compensation that Mueller/Shields will receive for each quarter is:

- If the actual quarterly revenue is less than 80% of the goal of that quarter, Mueller/Shields will receive no compensation for that quarter.

- The compensation for the quarter will be 3.1% of the actual incremental revenue over 80% of the quarterly revenue goal.

- If the actual revenue achieved is over 100%, Mueller/Shields will receive an additional 5% of the actual incremental revenue over 100% of the quarterly revenue goal.

-        The compensation will not exceed $150,000 for each quarter.


Examples of how the compensation would be calculated are included in the following table

--------------------------- ------------------------------ ----------------------
         Quarter               Actual Revenue Achieved        Total Compensation
--------------------------- ------------------------------ ----------------------
            Q1 2000                  $12,000,000                     $73,000
--------------------------- ------------------------------ ----------------------
            Q2 2000                  $16,000,000                    $101,000
--------------------------- ------------------------------ ----------------------
            Q3 2000                  $20,000,000                    $150,000
--------------------------- ------------------------------ ----------------------
            Q4 2000                  $24,000,000                    $150,000
--------------------------- ------------------------------ ----------------------



The calculated compensation will be paid within the 30 days after a quarter is completed. Example, the Q1 2000 payment would be due on April 30, 2000.

A.       Stock Options



Mueller/Shields is hereby granted options to buy 15,000 shares of SeraNova common stock, at a strike price of $6.66 per share exercisable after January 1, 2000. The rights to exercise these options will expire on December 31, 2000.

In addition, Mueller/Shields will be granted options to buy 5,000 additional shares of SeraNova common stock on July 15, 2000 if SeraNova meets 80% of its cumulative Q1 2000 and Q2 2000 revenue targets or $22,427,000. The strike price of these 5,000 shares will be the market price on July 1, 2000 exercisable until June 30, 20001.

                                CANCELLATION FEES

If the contract is terminated for any reason, Muller/Shields will be paid a cancellation fee as detailed in the following table. These cancellation fees are in addition to the fees specified in the Milestone Payment Schedule.

    ---------------------------------------------------- --------------------
    Month of Notice of Contract Termination               Cancellation Fee
    ---------------------------------------------------- --------------------
    October 1999 to January 1999                                    $0
    ---------------------------------------------------- --------------------
    February 2000                                             $267,000
    ---------------------------------------------------- --------------------
    March 2000                                                $534,000
    ---------------------------------------------------- --------------------
    April 2000                                                $800,000
    ---------------------------------------------------- --------------------
    May 2000                                                  $400,000
    ---------------------------------------------------- --------------------
    June 2000 to December 2000                                      $0
    ---------------------------------------------------- --------------------

                            EXHIBIT B: KEY EMPLOYEES

SeraNova shall have ready and unencumbered access during regular business hours to the following Consultant personnel:

1.       Phyllis Mueller
2.       Craig Shields
3.       Bill Thompson
4.       Stephen Hansmire

The following employees shall be deemed Key Employees pursuant to the terms of the Agreement:

--------------------------------------------------------------------------------------------------
Name                                              Minimum Hours per Week/Month on SeraNova Project
--------------------------------------------------------------------------------------------------
Willie Bloomstein                                                  15 per week/60 per month
--------------------------------------------------------------------------------------------------
Paula Davey                                                        10 per week/45 per month
--------------------------------------------------------------------------------------------------
Scot Hansen                                                         5 per week/20 per month
--------------------------------------------------------------------------------------------------
Alain Jamar                                                        10 per week/45 per month
--------------------------------------------------------------------------------------------------
Bill Kline                                                        40 per week/175 per month
--------------------------------------------------------------------------------------------------
Sally Mikhail                                                      10 per week/45 per month
--------------------------------------------------------------------------------------------------
John Moriarty                                                     40 per week/175 per month
--------------------------------------------------------------------------------------------------
Jennifer Murray                                                    10 per week/45 per month
--------------------------------------------------------------------------------------------------
Gary Patrick                                                       10 per week/45 per month
--------------------------------------------------------------------------------------------------
Kalee Przybylak                                                   40 per week/175 per month
--------------------------------------------------------------------------------------------------
John Simmons                                                      40 per week/175 per month
--------------------------------------------------------------------------------------------------
Glenn Warren                                                        5 per week/20 per month
--------------------------------------------------------------------------------------------------
Robin Young                                                         5 per week/20 per month
--------------------------------------------------------------------------------------------------